DesCrypto Holdings, Inc. // Sept 2022

OTC:DSRO



DesCrypto

Disrupt. Modernize. Monetize.

DISCLAIMER

This presentation has been prepared by DesCrypto Holdings Inc. ("DesCrypto" or the "Company"). It does not purport to contain all the information that a prospective investor may require in connection with any potential investment in the Company. You should not treat the contents of this presentation, or any information provided in connection with it, as financial advice, financial product advice or advice relating to legal, taxation or investment matters. This presentation does not include all available information in relation to the business, operations, affairs, financial position or prospects of the Company. No representation or warranty (whether express or implied) is made by the Company or any of its shareholders, directors, officers, advisers, agents or employees as to the accuracy, completeness or reasonableness of the information, statements, opinions or matters (express or implied) arising out of, contained in or derived from this presentation or provided in connection with it, or any omission from this presentation, nor as to the attainability of any estimates, forecasts or projections set out in this presentation.

This presentation is provided expressly on the basis that you will carry out your own independent inquiries into the matters contained in the presentation and make your own independent decisions about the business, operations, affairs, financial position or prospects of the Company. The Company reserves the right to update, amend or supplement the information contained in this presentation at any time in its absolute discretion (without incurring any obligation to do so) without any obligation to advise you of any such update, amendment or supplement. The delivery of this presentation shall not, under any circumstance, create any implication that there has been no change in the business, operations, affairs, financial position or prospects of the Company or that information contained herein is correct after the date of this presentation. Neither the Company nor any of its shareholders, directors, officers, advisors, agents or employees take any responsibility for, or will accept any liability whether direct or indirect, express or implied, contractual, tortuous, statutory or otherwise, in respect of the accuracy or completeness of the information contained in this presentation, for any errors, omissions or misstatements in or from this presentation or for any loss howsoever arising from the use of this presentation. Any such responsibility or liability is, to the maximum extent permitted by law, expressly disclaimed and excluded. This presentation does not constitute, or form part of, any offer or invitation to sell or issue, or any solicitation of any offer to subscribe for or purchase, any securities of the Company, nor shall it form the basis of or be relied upon in connection with, or act as any inducement to enter, any contract or commitment whatsoever with respect to such securities. Under no circumstances should this presentation be construed as a prospectus, advertisement or public offering of securities. This presentation contains reference to certain intentions, expectations, forward looking statements, strategy and prospects of the Company. Those intentions, expectations, forward looking statements, strategies and prospects may or may not be achieved. They are based on certain assumptions, which may not be met or on which views may differ and may be affected by known and unknown risks. The performance and operations of the Company may be influenced by a number of factors, many of which are outside the control of the Company. No representation or warranty, express or implied, is made by the Company, or any of its shareholders, directors, officers, advisers, agents or employees that any intentions, expectations or plans will be achieved either totally or partially or that any rate of return will be achieved. Given the risks and uncertainties that may cause the Company's actual future results, performance or achievements to be materially different from those expected, planned or intended, you should not place undue reliance on these intentions, expectations, forward looking statements, strategies and prospects. The Company does not represent or warrant that the actual results, performance or achievements will be as intended, expected or planned.

CONFIDENTIALITY

Your receipt of this presentation constitutes your agreement, on behalf of yourself and your representatives, to maintain the confidentiality of the information contained in this presentation. Other than upon prior approval by the Company, any reproduction or distribution of this presentation in whole or in part, any disclosure of its contents or any use of any information contained in this presentation for any purpose is strictly prohibited.



Mission

Descrypto is a publicly traded holding company focused on acquiring businesses in the sports and entertainment industry that utilize blockchain technology to enhance athletes, teams and fan's experiences to achieve further mutual engagement and monetization opportunities.

Opportunities

- Technology is changing the way fans engage with athletes and teams by helping to build social capital and grow communities.
- Non-Fungible Tokens (NFTs) are modernizing collectibles and adding value to the sports and entertainment ecosystem.
- Instantaneous peer-to-peer trading and further monetization of collectibles changes the game.
- Opportunity to acquire companies that are leveraging NFTs for the sports and entertainment industries.



Market Sizes

DesCrypto

Key Trends

9.2 Billion Capital Invested in Blockchain Startups in Q1 2022 (1)

5 Billion Revenue of U.S. crypto startups in Q1 2022 (1)

2 Billion Projected NFT Sales in Sports Segment 2022 (2)

26.1 Billion Sports Memorabilia Market in 2021 (2)



Sports Memorabilia Market
($ billion)
2022
2032
Total Sports Memorabilia
Trading Cards
Sports NFTs
0
50
100
150
200
250

(1) CB Insights
(2) Market Decipher
(3) Deloitte
(4) Report Linker

Total Market Value

37 Billion NFT Marketplace Sales Jan – May 2022 (3)

35% Projected CAGR of NFT market 2022-2024 (4)

% of Institutional Investors with Exposure to Digital Assets



100
90
80
70
60
50
40
30
20
10
0
2019
2020
2021
2025

2022 – DesCrypto Holdings, Inc. All rights reserved. Confidential

Our Acquisition Strategy

DesCrypto

DISRUPT

MODERNIZE

MONETIZE

Our Initial Acquisition

OPENLOCKER


GET VAX'D
ED AT THE GAME. THE
OUR
TIME

OpenLocker.io

DesCrypto

Mission

To empower athletes, teams, celebrities and organizations to maximize their fan engagement and provide additional ongoing revenue opportunities with innovative digital collectibles.

The OpenLocker Advantage:

- OpenLocker delivers an athlete-autographed physical collectible with each NFT and enables athlete-driven fan engagement opportunities. The company is well positioned to utilize its proprietary platform to reach fans of every sport.

OpenLocker

The OpenLocker Playbook: Revenue Drivers

- **Connecting Digital & Physical Worlds:** Real world utility and physical collectibles are tied to digital asset ownership.
- **Proprietary Marketplace:** A fan-friendly shopping experience along with rewards and utility to create collector loyalty.
- **Trading Portal:** Generate fees from peer-to-peer trading platform.


OPENLOCKER
16



DesCrypto

COLLEGE SPORTS NFT MARKET POTENTIAL

NCAA NIL POLICY CHANGE

As of July 1, 2021, the NCAA allows athletes to be compensated for their Name, Image and Likeness (NIL)



COLLEGE SPORTS MARKET SIZE

DesCrypto

1,098

NCAA COLLEGES & UNIVERSITIES IN THE US (1)

500

ATHLETES PER INSTITUTION (AVG) PER YEAR (2)

500K NCAA athletes in the US (2)

145M Fans tuned in to watch college sports (3)

75% of college fans support NIL (4)

(1) https://www.ncaa.org (2) https://ncaaorg.s3.amazonaws.com/compliance/recruiting/NCAA_RecruitingFactSheet.pdf
(3) https://playtoday.co/blog/sport-viewership-statistics/
(4) https://www.sportsbusinessjournal.com/Journal/Issues/2021/10/11/Upfront/NIL-study.aspx


LOCKER

COLLEGE SPORTS NFT MARKET POTENTIAL

DesCrypto

NFTs x NIL

- **OpenLocker is at the intersection of this digital innovation and evolution of college athletics**.
- **“Digital Currency”:** NFT featuring a single athlete’s NIL.

  Fans can collect athlete’s NFTs like they would trading cards.
- **“Hyper Fan Engagement Model”:** NFTs grant access to exclusive fan communities with virtual and real-life utility and rewards.

SPORTS NFT FAN SEGMENTS

DesCrypto

Sports Fans Who are Aware of NFTs


18-24
25-34
35-44
45-54
55-64
65+
0%
10%
20%
30%
40%
50%

https://www.sportsbusinessjournal.com/Journal/Issues/2022/05/30/Upfront/Technology.aspx


Fanbase:
Students, Alumni, Faculty & Staff
Athlete
Friends
Family
Collectors & Tech Lovers
OPENLOCKER
44


CENTER
XL CENTER
JohnsonBrunetti
PTS AST REB FLS


Show some love and support for BYHC's own, Tyrese Martin and cop his autographed Platinum Card!
BONE YARD HUSKYZ CLUB
TYRESE MARTIN
#DRAFTED
RD 2-#51
sharecare
AVAILABLE NOW! @ OPENLOCKER.IO

OPENLOCKER COLLEGE NIL CASE STUDY

Bone Yard Huskyz Club

Exclusive Fan Community for University of Connecticut
Featured all 14 members of the Men's Basketball Team without co-licensing. Huskyz avatar is a play on UConn's mascot.

Physical Collectibles were delivered to first 25 buyers of each athlete's NFT : "Platinum card" hand-signed by the athlete

Bonus Huskyz Avatar NFT (PFP) included with purchase
Randomly generated Huskyz with unique combination of traits and Huskyz designed in athletes' likeness (for 1-of-1 NFT)


24
BEAT XAVIER

Picture for Proof (PFP) : avatar NFT that may be used as a social media profile pic


ENGAGING THE NEXT GENERATION OF THOROUGHBRED RACING FANS WITH INNOVATIVE DIGITAL COLLECTIBLES.
LEARN MORE →

OPENLOCKER VERTICALS:
HORSE RACING VERTICAL

OPENSTABLE

Engaging the Next Generation of Thoroughbred Racing Fans

OpenStable is designed to increase the engagement of thoroughbred racing fans using digital collectibles and rewards to create an exclusive community following a horse over the course of its career.

openstable.io

Horse Racing Opportunity

DesCrypto

DISRUPT

Deliver Real World Utility to thoroughbred racing fans in U.S. and around the globe to position industry for growth



MONETIZE

Provide additional revenue sharing income to owners, trainers, jockeys and farms while increasing OpenLocker brand awareness

60% Horse betting on mobile phone (3)

31% 35-44 year olds that engage in sports betting at least once a week (4)

16 million
2022 Kentucky Derby viewership (1)

$12.2 billion
2021 Total Wagering (2)

(1) https://nbcsportsgrouppressbox.com
(2) https://www.americasbestracing.net/the-sport/2022-us-horse-racing-betting-industry-handle-surges-highest-years.
(3) https://racingdudes.com/us-horse-racing-facts-and-statistics/
(4) https://www.statista.com/statistics/1105293/sport-gambling-interest-age/

HORSE RACES NOW

Established Collaborations: OpenLocker has media partnerships and relationships with industry influencers.


NFT SERIES DROPPING APR 30TH
JOIN THE RIDE
OF YOUR FAVORITE THOROUGHBRED STARS!
LEGENDARY RACING
PROSPECTS
COLLECTION
HORSE RACES NOW
Digital Collectibles (NFTs)
+ Real Life Interaction
& Information +
Real Memorabilia
JOIN THE RIDE @ OPENSTABLE.IO

OPENSTABLE CASE STUDY

First digital collectibles company to partner with leading horses in the 2022 Kentucky Derby and Kentucky Oaks races

75 digital collectibles sold during Triple Crown season

Epicenter, Echo Zulu, Smile Happy & Cocktail Moments

Connecting fans with horses, jockeys & trainers: Access to insider information, race day perks and invitations to special events and farm/training visits

Connecting the digital and physical worlds: Autographed Platinum cards included with digital ownership plus exclusive products and experiences for fans to purchase

Contests and rewards: Opportunities to enter giveaways (rewards program to launch August 2022)

OPENLOCKER TIMELINE

2021

August
OpenLocker Formation

2022 Q1

February
Bone Yard Huskyz Club: OpenLocker launches its fan-friendly NFT platform featuring the Bone Yard Huskyz Club (BYHC) Collection featuring University of Connecticut mens' basketball team

2022 Q2

April
OpenStable launch featuring Legendary Racing Prospects Collection NFTs with NIL of leading thoroughbred contenders in the Kentucky Derby

May
OpenLocker is acquired by DesCrypto Holdings Inc

2022 Q3

July
OpenLocker completes BYHC Huskyz PFPs to be airdropped to all NFT holders with additional utility features

OpenLocker announces Brave Heartz Lacrosse Club Collection featuring Grant Lament and Rob Pannell of the Premier Lacrosse League to engage and mentor young athletes

August
Jockz' Room launch featuring racing's top jockeys to connect with fans and support Permanently Disabled Jockeys Fund

BYHC Series 2 Drop featuring football, soccer and female athletes

Lionz Club and Gatorverse launches announced at Penn State and University of Florida

2022 Q4

September
OpenLocker expands its innovative fan engagement model to additional colleges & universities, including Coastal Carolina and Richmond

October
Co-Marketing Agreement Announcement with Moocho Payment and Rewards to offer fan communities with free food & drink rewards.

December
OpenLocker launches additional verticals and media campaigns for additional growth

2023

Metaverse development

PROJECT PIPELINE

Pro Lacrosse
Grant Ament & Rob Pannell


LEGENDARY COLLECTION
ROB PANNELL
#3
DROPPING SEP 14TH
JOIN THE
BRAVE HEARTZ LAX CLUB

College Fan Communities
University of Florida : Gatorverse
Pennsylvania State University : Lionz Club
Coastal Carolina : Chantz Club
University of Richmond : Spiderz Web


LEGENDARY COLLECTION
#18
#14
44

Thoroughbred Racing
Top Professional Jockeys


Opens August 26
THE JOCKZ' ROOM
receive a free burrito via Moocho!
MOOCHO
FREE BURRITO
JOEL ROSARIO

Moocho Rewards
Free Food & Drink
redeemable via Moocho app


DesCrypto

ON DECK

Moving into the Metaverse

- FanCaves: Showcasing digital collectibles
- Avatar Traits
- Gaming / Fantasy Sports

Further Brand Building

- IRL Events / Festivals
- Corporate Partnerships
- Expanding to E-Sports
- Charitable Initiatives

DESCRYPTO MANAGEMENT

DesCrypto



Howard Gostfrand

CHIEF EXECUTIVE OFFICER

Howard Gostfrand, has built a career around financing and advising small private and public companies throughout their various phases of growth in diversified industries. In 1999 Mr. Gostfrand formed American Capital Ventures, Inc. (ACV).

Over the past 22 years ACV has represented over 300 public companies. Mr. Gostfrand began his journey into the Crypto Currency industry five years ago. Mr. Gostfrand is excited to bring his experience and world class network to build DesCrypto into a true leader in the industry.

Mr. Gostfrand received a B.S. in Marketing Management from Boston University (1991). He loves calling Miami home and is excited to see the city further develop the defi and digital asset worlds from the Crypto hub it has become and for DesCrypto to be an integral part of that growth.



Laura Anthony

PRESIDENT

Ms. Anthony, is the founding partner of Anthony L.G., PLLC, a corporate, securities and business transaction law firm which she founded in 2001. Ms. Anthony provides counsel to small and middle market private and public companies including related to private and public offerings, going public transactions, SEC reporting, and mergers and acquisitions.

Ms. Anthony has worked with over 600 public companies and been involved in over $10 billion in capital markets transaction. Her experience with public companies set the stage for her role with our Company.

DESCRYPTO MANAGEMENT



Meir “Wex” Wexler

CHIEF INVESTMENT OFFICER

‘Wex’ as he is affectionately known, serves as the Company’s Chief Investment Officer with 7 years of experience in the blockchain space. In June of 2016, he founded D2B, LLC, a boutique advisory firm that assisted blockchain start-ups, where he served as the company’s Chief Executive Officer until January 2021.

Wex is the Founder and Managing Partner of Wex Capital LLC a VC/Family Investment Office which invests and advises blockchain start-ups at the angel and pre-seed rounds. He currently serves as an advisor to several start-up companies including Computis, Geojam, The Kansas City Pioneers and Pilates Metrics (acquired by Pear Sports). He is the co-Founder and CEO of the Union of Transparency which is the first self-regulatory body to help protect investors from crypto start-up scams within the Decentralized Finance (DeFi) space.

He earned Bachelors and Masters Degrees in Analytical Thinking and Reasoning from Ner Israel Rabbinical College. He also holds a Masters of Science in Education from Johns Hopkins University. He completed the Executive Program in Venture Capital and Private Equity at Columbia Business School.

OpenLocker Management



Brian Klatsky

FOUNDER & PRESIDENT

Brian founded the company in August 2021 to assist student-athletes monetize their Name, Image, and Likeness with blockchain technology along with all sister divisions. Brian also currently serves as a registered investment advisor at Gold Coast Wealth Management since 2017. Prior to GCWM, Brian spent 19 years at KCG (formerly Knight Capital). He served as head of NASDAQ cash trading and the deputy global head of cash trading.

Brian received his MBA from the University of Florida's Hough Graduate School of Business with a global finance specialization from the Hong Kong University of Science and Technology. He obtained his B.S. with a major in Business from Skidmore College where he played college basketball.

Brian is also the founder of Team Rio University (TRU), a non-profit grassroots basketball program in partnership with the Mario V. Chalmers Foundation. Brian is also a Founding Partner of BBN Racing.



Lauren Klatsky

CHIEF OPERATING OFFICER

Lauren is also Customer Relationship Manager for I'm Possible Northeast Skill Lab. Prior to that she was Director of Global Skill Labs where she developed and implemented a facility licensing program for two years. Other responsibilities included marketing, brand strategy, contract negotiation and conference management.
Over the course of her career, Lauren has served as a Marketing & PR specialist for Whole Foods Market and Ming East West. She also owned & operated a boutique Pilates studio for 4 years, specializing in private training and self-myofascial release techniques.

Lauren received her M.S. in physics from the University of California, Los Angeles and obtained a B.S. in physics from the Massachusetts Institute of Technology along with a minor in Science, Technology & Society. She also holds an A.O.S degree in Culinary Arts from the Culinary Institute of America. She is a volunteer coach for Girls on the Run in Central New Jersey.



Rafi Goldman

HEAD OF BIZ DEV & COMMUNITY PLANNING

Rafi Goldman joined OpenLocker in 2022 as the Director of Business Development and Community Strategy.

Rafi Goldman has spent the last 12 years in the basketball industry. He currently works for High Major Sports/3Step Sports running Under Armour's branded youth basketball events. His responsibilities include marketing, running high level events/camps, recruitment and scouting players. Prior to that he served on the coaching staff at Tulane University for 3 years and was the Video Coordinator under Eric Musselman at Nevada. As an undergraduate at Vanderbilt, where he received a B.A. degree in Economics and Political Science, he worked as a student manager under Kevin Starllings including the 2012 season when the basketball team won the SEC Tournament Championship. Rafi earned his MBA from Tulane University's A.B. Freeman School of Business.



Kemah E. P. Washington

CREATIVE DIRECTOR

Kemah Washington is an award-winning creative director and designer with 20 years experience in concept, art direction, and design for 360 strategic marketing initiatives. Kemah's worked with big and small brands alike — from Fortune 500 giants like Lenovo and SAS, to institutions of higher education, such as NC State, The George Washington, and Rutgers Universities, and startups like Dashlane and PeopleGrove.

Kemah serves as President of the BRANDilly Creative Group — a full-service creative agency and print shop located in Raleigh, NC. Whether it's launching a branding campaign, designing to increase enrollment and engagement, or developing custom web applications, Kemah is the creative mind behind the innovative strategies at BRANDilly that clients have come to love.

He earned a Masters and Doctorate in Higher Education Administration from North Carolina State University, as well as a B.S. in Public Relations from Millersville University.

Strategic Advisors



Randy Bast

Randy Bast has had a distinguished career as a market leader in technology and team building. Randy started his career at Accenture and ultimately founded Innovex Group, a technology consulting company. His clients included CBS SportsLine, Trade Station Group, and Royal Caribbean to name a few. He ultimately sold this company to Citrix Systems. Since his departure from Citrix, Randy has worked with numerous entrepreneurs as an advisor, private investor and board member to both private and public companies. Randy has also served on the boards of the University of Florida Graduate School of Business and the H. Wayne Huizenga School of Business at Nova Southeastern University.



Samantha Viola

Samantha began her career in the Professional Employer Organization (PEO) industry, assisting small to medium sized organizations with Human Resources, Benefits & Payroll. She excelled to become a top 10 sales representative nationwide for two consecutive years. Samantha transitioned to wealth management in 2019, where she has developed a thriving career catering to high-net-worth individuals. Samantha has been personally investing in Crypto since 2017 and has become a highly respected voice in the industry. She led a South Florida based registered investment advisory firm to become one of the first to advise its clients on transacting in digital assets. During this time, Samantha developed strong relationships with various Crypto exchanges such as Gemini, and has developed a deep understanding of Crypto, non-fungible tokens (NFTs) and decentralized finance (DeFi). Samantha is a graduate of the Zicklin School of Business at Baruch College in New York City.



Maury Gostfrand

Maury Gostfrand has had an exemplary career as a sports agent. Maury is a graduate of the University of Michigan and the University of Miami School of Law. Maury began his career working for New York-based talent agencies and ultimately started his own firm, Vision Sports Group, in 2005. Maury eventually merged his firm with The Montag Group, which in December 2021 was acquired by Wasserman, one of the world's most preeminent sports, artists, brands and talent representation organizations. Maury continues to work with Wasserman as an Executive Vice President. Maury Gostfrand is the brother of Howard Gostfrand, CEO of Descrypto.

FINANCING SUMMARY

DesCrypto

USE OF PROCEEDS	Annual Budget
Product Development	$ 650,000
Management and Talent	$ 550,000
Digital Assets Co-Marketing	$ 600,000
Marketing and Communication	$ 300,000
Investor Relations	$ 200,000
Public Company Expenses	$ 200,000
Working Capital	$ 500,000
Cumulative Total	$ 3,000,000

OUTSTANDING SHARES	
Date	7/5/2022
Common	38,320,006
Series A Preferred	35,520
Outstanding Shares (on an as-converted basis)	73,840,006

Legal:
Anthony L.G., PLLC
625 N. Flagler Drive Suite 600
West Palm Beach, FL 33401
Office: (561) 514-0936
www.anthonypllc.com

Auditor:
Hudgens CPA, PLLC
1220 Blalock Rd, Suite 300
Houston, TX 77055
Office: (713) 429-0724 ext.101
Direct: (281) 570-9028
www.hudgenscpas.com

Transfer Agent:
Colonial Stock Stock Transfer Co. Inc
66 Exchange Place, Suite 100
Salt Lake City, UT 84111
Office: (801) 433-9553
Direct: (801) 355-74066 E
www.colonialstock.com

2022 – DesCrypto Holdings, Inc. All rights reserved. Confidential

THANK YOU!

For inquiries:

HOWARD GOSTFRAND, CEO

hgostfrand@descrypto.io

786.271.4208 (cell)

305.351.9195 (office)